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                                                                      Exhibit 10


                         AMENDMENT NO. 1 TO AMENDED AND

                       RESTATED REVOLVING CREDIT AGREEMENT


      THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of January 25, 1998, by and among SPEEDFAM INTERNATIONAL, INC., an Illinois corporation (the "Borrower"), THE FIRST NATIONAL BANK OF CHICAGO ("First Chicago"), a national banking association, FIRSTAR BANK MILWAUKEE, N.A. ("Firstar"), a national banking association, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BA"), a national banking association, and NORWEST BANK ARIZONA, N.A. ("Norwest"), a national banking association, (First Chicago, Firstar in its capacity as a bank, BA and Norwest shall be collectively referred to as the "Banks"), and Firstar in its capacity as agent for the Banks (the "Agent").

      In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:


                                    ARTICLE I
                                   DEFINITIONS

      When used herein, the following terms shall have the following meanings specified:

      1.1 "Amendment" shall mean this Amendment No. 1 to Amended and Restated Revolving Credit Agreement.

      1.2 "Credit Agreement" shall mean the Amended and Restated Revolving Credit Agreement dated as of August 29, 1997, as amended by this Amendment.


                                   ARTICLE II
                                   AMENDMENTS

      The Credit Agreement is amended as follows:

      2.1 Section 6.5 -- Restricted Payments. Section 6.5 of the Credit Agreement is hereby amended by replacing the period at the end of Section 6.5 with the following:

      "and (c) the Company may redeem (the "Redemption") up to ten percent (10%) of the common stock of the Company outstanding as of December 31, 1997, provided that all such redemptions shall occur on or before December 31, 1999."

      2.2 Section 6.8 -- Net Worth. Section 6.8 of the Credit Agreement is hereby amended in its entirety as follows:
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            "6.8 Net Worth. Permit the Net worth of the Company at any time to be less than (a) $125,000,000 plus (b) all net proceeds from the issuance of shares of all capital stock of the Company after August 29, 1997 on a cumulative basis plus (c) 50% of the Company's Net Income (but not Net
      Loss) for each fiscal year of the Company ending after May 31, 1997 on a cumulative basis minus (d) the lesser of (i) $30,000,000 or (ii) the aggregate amount paid by the Company to repurchase its common stock pursuant to the Redemption"

      2.3 Miscellaneous Amendments. The Credit Agreement, the Notes, the Related Documents and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      The Borrower hereby represents and warrants to the Banks and Agent that:

      3.1 Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment.

      3.2 Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement, as amended, have been duly authorized by all necessary corporate action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

      3.3 Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles or certificate of incorporation or bylaws of the Borrower or any agreement to which the Borrower is a party or by which it or any of its assets is bound.


                                   ARTICLE IV
                                  MISCELLANEOUS

      4.1 Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.


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      4.2 Survival. All agreements, representations and warranties made in this
Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

      4.3 Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin applicable to agreements made and wholly performed within such state.

      4.4 Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

      4.5 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

      4.6 Conditions. The effectiveness of this Amendment is subject to the Banks and Agent having received on or before the date hereof such additional supporting documents and materials as the Banks and Agent may reasonably request.

      4.7 Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]


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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Amended and Restated Revolving Credit Agreement as of the day and year first written above.

                                  SPEEDFAM INTERNATIONAL, INC.


                                  By: /s/ Roger K. Marach
                                      ---------------------------------------
                                      Roger K. Marach, Treasurer and CFO

                                  FIRSTAR MILWAUKEE, N.A.


                                  By: /s/ James A. Meyer
                                      ---------------------------------------
                                      James A. Meyer, Vice President

                                  THE FIRST NATIONAL BANK OF CHICAGO


                                  By: /s/ James D. Benkow
                                      ---------------------------------------
                                      James D. Benkow, Vice President

                                  BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                  By: /s/ Kevin McMahon
                                      ---------------------------------------
                                      Kevin McMahon, Managing Director

                                  NORWEST BANK ARIZONA, N.A.


                                  By: /s/ Mae G. DelaBarre
                                      ---------------------------------------
                                      Mae G. DelaBarre, Assistant Vice President

                                  FIRSTAR BANK MILWAUKEE, N.A., as agent


                                  By: /s/ Stephen E. Carlton
                                      ---------------------------------------
                                      Stephen E. Carlton, vice President


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